                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-A


                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                            LINCOLN HERITAGE CORPORATION
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)



                 Texas                                  36-3427454
----------------------------------------   ------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)



1250 Capitol of Texas Highway, Austin, Texas                      78746
--------------------------------------------               -------------------
  (Address of principal executive offices)                      (Zip Code)



      Securities to be registered pursuant to Section 12(b) of the Act:


         Title of each class                   Name of each exchange on which
         to be so registered                   each class is to be registered
         -------------------                   ------------------------------

Common Stock, $.01 par value per share             American Stock Exchange
--------------------------------------             -----------------------

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

      Securities to be registered pursuant to Section 12(g) of the Act:



                                   None
                             (Title of class)



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Item 1.  Description of Securities.
         --------------------------

      The description of Lincoln Heritage Corporation's Common Stock, $.01 par value per share, set forth at pages 38-39 of the Registration Statement on Form S-1 (Registration No. 333-50525) filed with the Securities and Exchange Commission on April 20, 1998, is incorporated herein by reference.

Item 2.  Exhibits.
         ---------

      The following exhibits are included herewith or incorporated by reference:

  Exhibit No.                       Description
  -----------                       -----------

    I.1.1      Specimen Form of Common Stock Certificate (filed as Exhibit
               4.1 to Lincoln Heritage Corporation's Registration
               Statement on Form S-1 (Registration No. 333-50525) and incorporated herein by reference).

    I.1.2 Registration Rights Agreement dated as of April 6, 1998 by and between Lincoln Heritage Corporation and National Heritage Enterprises, Inc. (filed as Exhibit 4.2 to Lincoln Heritage Corporation's Registration Statement on Form S-1
               (Registration No. 333-50525) and incorporated herein by reference).

    I.2.1 Amended and Restated Articles of Incorporation of Lincoln Heritage Corporation (filed as Exhibit 3.1 to Lincoln Heritage Corporation's Registration Statement on Form S-1 (Registration No. 333-50525) and incorporated herein by reference).

    I.2.2 Bylaws of Lincoln Heritage Corporation, as currently in effect (filed as Exhibit 3.2 to Lincoln Heritage Corporation's Registration Statement on Form S-1 (Registration No. 333-50525) and incorporated herein by reference).


                               *      *      *

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                                 SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    LINCOLN HERITAGE CORPORATION



Date:  April 24, 1998               By /s/ Clif Mitchell
                                       ---------------------------------------
                                         Clif Mitchell
                                         Executive Vice President


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
                                      EXHIBIT INDEX
Exhibit No.                            Description                                       Page
-----------                            -----------                                       ----
I.1.1         Specimen Form of Common Stock Certificate (filed as Exhibit 4.1 to
              Lincoln Heritage Corporation's Registration Statement on Form S-1
              (Registration No. 333-20047) and incorporated herein by reference).

I.1.2         Registration Rights Agreement dated as of April 6, 1998 by and between Lincoln Heritage Corporation and National Heritage Enterprises,
              Inc. (filed as Exhibit 4.2 to Lincoln Heritage Corporation's
              Registration Statement on Form S-1 (Registration No. 333-50525) and
              incorporated herein by reference).

I.2.1         Amended and Restated Articles of Incorporation of Lincoln Heritage
              Corporation (filed as Exhibit 3.1 to Lincoln Heritage Corporation's
              Registration Statement on Form S-1 (Registration No. 333-50525) and incorporated herein by reference).

I.2.2         Bylaws of Lincoln Heritage Corporation, as currently in effect (filed as Exhibit 3.2 to Lincoln Heritage Corporation's Registration Statement
              on Form S-1 (Registration No. 333-50525) and incorporated herein by reference).


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